MUZINICH CREDIT OPPORTUNITIES FUND
Class A Shares (Ticker: MZCRX)
Institutional Shares (Ticker: MZCIX)
Supra Institutional Shares (Ticker: MZCSX)

MUZINICH U.S. HIGH YIELD CORPORATE BOND FUND
Class A Shares (Ticker: MZHRX)*
Institutional Shares (Ticker: MZHIX)
Supra Institutional Shares (Ticker: MZHSX)

MUZINICH LOW DURATION FUND
Class A Shares (Ticker: MZLRX)*
Institutional Shares (Ticker: MZLIX)
Supra Institutional Shares (Ticker: MZLSX)

MUZINICH HIGH INCOME FLOATING RATE FUND
Class A Shares (Ticker: MZFRX)*
Institutional Shares (Ticker: MZFIX)
Supra Institutional Shares (Ticker: MZFSX)*
* Shares are not available for purchase.

Supplement dated August 30, 2019 to the
Statement of Additional Information (“SAI”)
dated April 30, 2019, as supplemented

The Board of Trustees of Professionally Managed Portfolios (the "Trust") regrets to inform its shareholders that Dorothy A. Berry, Chairperson of the Trust, has passed away at the age of 75, and therefore, no longer serves on the Board of Trustees. Ms. Berry brought a unique perspective to the Board because of the various roles she held in the investment community, including serving as a member of the Board of Governors of the Investment Company Institute and the Board of Governors of the Independent Directors Council. The Trust will miss her extensive leadership skills and the clear guidance she brought to the PMP Board.

At a meeting held by the Board of Trustees on August 22, 2019, the Trustees appointed Eric W. Falkeis to be the Chairperson of the Board. Mr. Falkeis has served as a Trustee on the Board since 2011 and brings with him broad executive and operational experience in the financial investment industry.

Accordingly, all references to Ms. Berry are removed and Mr. Falkeis is designated as the Chairperson going forward.

Please retain this Supplement with your SAI.